UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 17, 2014

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-23265	94-3267443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8510 Colonnade Center Drive Raleigh, North Carolina		27615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 862-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Salix Pharmaceuticals, Ltd. (the “Company”) and Pharming Group NV (“Pharming”) today announced that the Food and Drug Administration had approved RUCONEST® (C1 Esterase Inhibitor [Recombinant]) 50 IU/kg for the treatment of acute angioedema attacks in adult and adolescent patients with hereditary angioedema (HAE). Because of the limited number of patients with laryngeal attacks, effectiveness was not established in HAE patients with laryngeal attacks.

A copy of the press release issued by the Company and Pharming is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

    (d) Exhibits

Exhibit No.	Description

99.1	Press release dated July 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 17, 2014	SALIX PHARMACEUTICALS, LTD.

	By:	/s/ Timothy J. Creech
Timothy J. Creech
Senior Vice President, Finance and Administrative Services

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 17, 2014.